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            SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D. C.   20549

                       ---------------

                           FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of THE SECURITIES EXCHANGE ACT OF
1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 19, 1995

                   GILBERT ASSOCIATES, INC.
- --------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

   Delaware                       0-12588                  23-2280922
- ---------------                ------------         ---------------------
(State of Incorporation)   (Commission File No.)   (IRS Employer I.D. No.)

P.O. Box 1498, Reading, Pennsylvania                          19603
- ------------------------------------------------             --------
(Mailing address of principal executive offices)             (Zip Code)

                               (610) 775-5900
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            (Registrant's telephone number, including area code)

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Item 5:  Other Events

    On April 19, 1995, Mr. James R. Itin resigned as Vice President, Chief Financial Officer and a Director of the Company effective immediately. Mr. Itin intends to elect an early retirement from active employment with the Company effective June 30, 1995. Pending the selection of a permanent successor, Mr. Itin's duties as Chief Financial Officer will be assumed on an interim basis by Mr. Timothy S. Cobb, the Company's President and Chief Executive Officer.




                        SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GILBERT ASSOCIATES, INC.
                                        (Registrant)



                                     /s/Timothy S. Cobb
                                        Timothy S. Cobb
                                        President and
                                        Chief Executive Officer


Date:  April 21, 1995

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